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         As filed with the Securities and Exchange Commission on June 13, 2003
                                                    Registration No.333-103238

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM SB-2
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           CITIZENS FIRST CORPORATION
                 (Name of small business issuer in its charter)

       Kentucky                               6122                            61-0912615
(State or jurisdiction             (Primary Standard Industrial            (I.R.S. Employer
of incorporation or organization)    Classification Code Number)          (Identification No.)
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                1805 Campbell Lane, Bowling Green, Kentucky 42104
                                 (270) 393-0700
          (Address and telephone number of principal executive offices and principal place of business)

              Mary D. Cohron, President and Chief Executive Officer
                           Citizens First Corporation
                1805 Campbell Lane, Bowling Green, Kentucky 42104
                                 (270) 393-0700
            (Name, address and telephone number of agent for service)
                                   Copies to:
Caryn F. Price, Esq.                         James A. Giesel, Esq.
Wyatt, Tarrant & Combs, LLP                  Frost Brown Todd LLC
500 West Jefferson Street, Suite 2800        400 West Market Street, 32nd Floor
Louisville, Kentucky 40202                   Louisville, Kentucky 40202
(502) 589-5235                               (502) 589-5400

Approximate date of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. X
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.



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                                   SIGNATURES

          In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in the city of Bowling Green, Commonwealth of Kentucky, on June 13, 2003.

                               CITIZENS FIRST CORPORATION.


                               By: /s/ Mary D. Cohron
                                   -------------------------------------------
                                   Mary D. Cohron, President

          We,  the   undersigned   directors  and  officers  of  Citizens  First
Corporation, do hereby constitute and appoint Mary D. Cohron and Bill D. Wright, and each of them, our true and lawful  attorneys-in-fact  and agents,  with full power of  substitution  and  resubstitution,  for us and in our name,  place and stead,  in any  and all  capacities,  to sign  any  and all  amendments  to this registration  statement  and to file the same,  with all exhibits  thereto,  and other  documents  in  connection  therewith,  with the  Securities  and Exchange
Commission,  and we do hereby ratify and confirm all that said attorneys-in-fact and agents, or their substitutes,  may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on the 13th day of June, 2003 in the capacities indicated:

                  SIGNATURE                                   TITLE
                  ---------                                   -----



     /s/ Mary D.Cohron              President, Chief Executive Officer
------------------------------
Mary D. Cohron                      (Principal Executive Officer) and Director


    /s/ Bill D. Wright              Chief Financial Officer
------------------------------
Bill D. Wright                      (Principal Financial and Accounting Officer)


           *                        Chairman of the Board and Director
------------------------------
Floyd H. Ellis


           *                        Director
------------------------------
Jerry E. Baker

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           *                        Director
------------------------------
Billy J. Bell


           *                        Director
------------------------------
Barry D. Bray


           *                        Director
------------------------------
Sarah Glenn Grise


           *                        Director
------------------------------
James H. Lucas


           *                        Director
------------------------------
Joe B. Natcher, Jr.


           *                        Director
------------------------------
John T. Perkins


           *                        Director
------------------------------
Jack W. Sheidler


           *                        Director
------------------------------
Wilson L. Stone


*     /s/ Mary D. Cohron
      ------------------------------------------------
By:   Mary D. Cohron, as Attorney-in-Fact
Date: June 13, 2003


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                                  EXHIBIT INDEX


1        Form of Sales Agency Agreement between Citizens First Corporation and
         Winebrenner Capital Partners, LLC.*
2        Stock  Purchase  Agreement by and among Citizens  First  Corporation,
         Citizens  First  Bank,   Inc.,   Scott  T.  Higdon,   Mark  A.  Vaughn,
         Commonwealth Mortgage of Bowling Green, Inc. and Southern Kentucky Land
         Title,   Inc.   (incorporated  by  reference  to  Exhibit  2.1  of  the
         Registrant's Form 8-K filed January 17, 2003).
3.1      Restated  Articles of Incorporation of Citizens First  Corporation,  as
         amended (restated for SEC electronic filing purposes only).
3.2      Bylaws of Citizens First Corporation, as amended (restated for SEC electronic filing purposes only).
4.1      Restated Articles of Incorporation of Citizens First Corporation, as
         amended (see Exhibit 3.1).
4.2      Bylaws of Citizens First Corporation, as amended (see Exhibit 3.2).
5        Opinion of Wyatt, Tarrant & Combs, LLP as to the validity of the shares of Citizens First Corporation.*
10.1     Employment  Agreement between Citizens First Corporation and Mary D.
         Cohron  (incorporated  by reference to Exhibit 10.1 of the Registrant's
         Registration Statement on Form SB-2 (No. 333-67435)).
10.2     First Amendment to Employment  Agreement between Citizens First
         Corporation  and Mary D. Cohron  (incorporated  by reference to Exhibit
         10.2 of the  Registrant's  Registration  Statement  on Form  SB-2  (No.
         333-67435)).
10.3     Bank Contract for  Electronic  Data  Processing  Services and
         Customerfile  System  between  Fiserv  Bowling Green and Citizens First
         Bank  (incorporated  by reference  to Exhibit 10.5 of the  Registrant's
         Registration Statement on Form SB-2 (No. 333-67435)).
10.4     Employment  Agreement between Citizens First Corporation and Barry D.
         Bray  (incorporated  by reference to Exhibit 10.12 of the  Registrant's
         Registration Statement on Form SB-2 (No. 333-67435)).
10.5     Consulting  Agreement between Citizens First  Corporation and The
         Carpenter  Group  (incorporated  by reference  to Exhibit  10.13 of the
         Registrant's Registration Statement on Form SB-2 (No. 333-67435)).
10.6     Lease Agreement  between  Citizens First  Corporation and Midtown
         Plaza,  Inc.  (incorporated  by  reference  to  Exhibit  10.14  of  the
         Registrant's Registration Statement on Form SB-2 (No. 333-67435)).
10.7     Employment  Agreement  between Citizens First  Corporation and Todd
         Kanipe  (incorporated by reference to Exhibit 10.15 of the Registrant's
         Registration Statement on Form SB-2 (No. 333-67435)).
10.8     Employment  Agreement  between Citizens First  Corporation and Bill D.
         Wright  (incorporated  by reference  to Exhibit 10 of the  Registrant's
         Form 8-K dated April 27, 2000).
10.9     First Amendment to Employment Agreement between Citizens First
         Corporation  and Matthew  Todd Kanipe  (incorporated  by  reference  to
         Exhibit  10.17 of the  Registrant's  Form 10-QSB  dated  September  30,
         2000).

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10.10    Commercial Line of Credit Agreement, Promissory Note, and Security
         (Pledge) Agreement between Citizens First Corporation and Franklin Bank
         & Trust Company dated June 22, 2001 (incorporated by reference to
         Exhibit 10.18 of the Registrant's Form 10-QSB dated June 30, 2001).
10.11    Offer to Purchase dated January 22, 2003 between Jack Sheidler and
         Lester Key and Assignment of Offer to Purchase between Jack Sheidler and Citizens First Bank dated January 27, 2003.*
10.12    Real Estate Sales Contract dated January 27, 2003 between H&V
         Properties, LLC and Citizens First Bank.*
10.13    2002 Stock Option Plan of Citizens First Corporation.*
10.14    2003 Non-Employee Directors Stock Option Plan.*
21       Subsidiaries of Citizens First Corporation.*
23.1     Consent of BKD LLP.*
23.2     Consent of Wyatt, Tarrant & Combs, LLP (included in Exhibit 5).*
24       Power of attorney.*
99.1     Form of Subscription Agreement.*
99.2     Form of Escrow  Agreement by and between Citizens First  Corporation,
         Bank One Trust Company,  N.A., and Winebrenner  Capital Partners, LLC.*

*Previously filed.

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